November 21, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL DIVIDEND GROWTH SECURITIES
Dated July 31, 2008

The second sentence of the first paragraph in the section of the Prospectus entitled “The Fund — Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends.

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The following is hereby added as the third paragraph of the section of the Prospectus entitled “The Fund — Principal Risks”:

Small- and Mid-Sized Companies.  Investing in securities of small- and mid-sized companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small- and mid-sized companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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The following is hereby added as the sixth paragraph in the section of the Prospectus entitled “The Fund — Additional Investment Strategy Information”:

Portfolio Turnover.  The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund’s portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on “Distributions” and “Tax Consequences.”

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The third, fourth, fifth and sixth paragraphs of the section of the Prospectus entitled “The Fund — Fund Management” are hereby deleted and replaced with the following:

The Fund is managed within the Global All Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s Portfolio are Nathalie Degans and Margaret Naylor, each a Managing Director of the Sub-Adviser, Arthur Pollock and Alistair Corden-Lloyd, each an Executive Director of the Sub-Adviser, and Jean Beaubois, a Vice President of the Sub-Adviser.

Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since September 1993 and began managing the Fund in November 2008. Ms. Naylor has been associated with the Sub-Adviser in an investment management capacity since March 1987 and began managing the Fund in November 2008. Mr. Pollock has been associated with the Sub-Adviser in an investment management capacity since June 1999 and began managing the Fund in November 2008. Mr. Corden-Lloyd has been associated with the Sub-Adviser in an investment management capacity since February 1997 and began managing the Fund in November 2008. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since July 2003 and began managing the Fund in November 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GLBSPT

November 21, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL DIVIDEND GROWTH SECURITIES
Dated July 31, 2008

The first, second, third, fourth and fifth paragraphs in the section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers” are hereby deleted and replaced with the following:

As of September 30, 2008:

Nathalie Degans managed three registered investment companies with a total of approximately $537.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and four other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $382.7 million in assets.

Margaret Naylor managed four registered investment companies with a total of approximately $653.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and three other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $221.3 million in assets.

Arthur Pollock managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicle other than registered investment companies; and no other accounts.

Alistair Corden-Lloyd managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Jean Beaubois managed three registered investment companies with a total of approximately $613.4 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million; and four other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $409.5 million in assets.

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The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers” is hereby deleted and replaced with the following:

As of September 30, 2008, the dollar range of shares beneficially owned by each portfolio manager in the Fund is shown below:

Nathalie Degans:	None

Margaret Naylor:	None

Arthur Pollock:	None

Alistair Corden-Lloyd:	None

Jean Beaubois:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.